                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of UniComp, Inc. on Form S-3 of our report dated May 23, 1996, on our audits of the consolidated financial statements and financial statement schedule of UniComp, Inc. as of February 29, 1996 and February 28, 1995, and for the three years ended February 29, 1996, February 28, 1995 and February 28, 1994, appearing in the Company's Annual Report on Form 10-K. We also consent to the reference to our firm under the caption "Experts."

                                  COOPERS & LYBRAND L.L.P

Atlanta, Georgia
May 27, 1997



                  CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of UniComp, Inc. on Form S-3 of our report, which includes an explanatory paragraph for the acquisition of Smoky Mountain Technologies, Inc. on April 16, 1996, which has been accounted for as a pooling of interests, dated August 23, 1996, on our audits of the supplemental consolidated financial statements of UniComp, Inc. as of February 29, 1996 and February 28, 1995, and for the three years ended February 29, 1996, February 28, 1995 and February 28, 1994, appearing in the prospectus filed pursuant to 424(b) of UniComp, Inc. filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 on November 13, 1996. We also consent to the reference to our firm under the caption "Experts."


                                  COOPERS & LYBRAND L.L.P

Atlanta, Georgia
May 27, 1997



                  CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of UniComp, Inc. on Form S-3 of our report dated May 2, 1996, on our audit of the financial statements of Smoky Mountain Technologies, Inc. as of December 31, 1995, and for the year then ended, appearing in the periodic report on Form 8-K filed April 16, 1996, and as amended on Form 8-K/A on June 27, 1996, of UniComp, Inc. filed with the Securities and Exchange Commission pursuant to the Securities Act of 1934. We also consent to the reference to our firm under the caption "Experts."


                                  COOPERS & LYBRAND L.L.P

Atlanta, Georgia
May 27, 1997



PriceWaterhouse


27 May 1997

We consent to the incorporation by reference in this registration statement on Form S-3 of our reports dated 24 April 1997, 29 January 1997, 3 November 1995, and 2 November 1994 on our audits of the financial statements of CEM Computers Limited. We also consent to the reference to our firm under the Caption "Experts."


Price Waterhouse
Belfast
27 May 1997

JCM/JWM/CY